North Bay BANCORP

Super-Community Bank Conference

September 8, 2005

Nasdaq: NBAN

North Bay BANCORP

Safe Harbor Statement

- This presentation contains forward-looking statements that are:
  - Subject to contingencies & uncertainties,
  - Not a guarantee of future performance,
  - Based on assumptions that may change,
  - Not to be relied on unduly.
- Many factors are beyond our ability to control or predict,
  Including factors such as:
  - Interest rate volatility.
  - Economic conditions.
  - Asset performance.
  - Ability to control costs.
  - Successful acquisition assimilation.
- We assume no obligation to update this data.
- Please see risk factors in NBAN's SEC filings.

WHY INVEST IN NBAN?

- Consistency
- Asset Quality
- Markets
- Core Deposit Base
- Risk Profile
- Actions & Plans

North Bay BANCORP

CONSISTENCY



ASSETS



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
1990
1992
1994
1996
1998
2000
2002
2004

NET INCOME



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1990
1993
1996
1999
2002
YTD 2005 annualized

Net Interest Margin


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q01
3Q01
1Q02
3Q02
1Q03
3Q03
1Q04
3Q04
1Q05

North Bay BANCORP

Annual Operating Efficiency



60%
57%
64%
69%
69%
70%
68%
64%
1998
1999
2000
2001
2002
2003
2004
2Q05

North Bay BANCORP

Earnings Per Share



$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2000
2001
2002
2003
2004
2005
4Q
3Q
2Q
1Q

ASSET QUALITY



SOLANO BANK
A Division of The Vintage Bank

THE VINTAGE BANK

North Bay BANCORP

THE RECORD

NPA past 6 years	$ 0
Renegotiated loans past 6 years	$ 0
Net charge-offs past 6 years	$ 123K
Non-accrual loans past 6 years	$ 0

North Bay BANCORP

NPA'S/Total Assets


1.00%
0.75%
0.50%
0.25%
0.00%
2000
2001
2002
2003
2004
NBAN
CA Peers
National Peers

WHY STELLER ASSET QUALITY?

- Credit Culture
- Consistent Underwriting
- Relationship Banking
- Lend within our markets
- Lend within industries we understand

LOAN PORTFOLIO

December 31, 1998
$95 Million

June 30, 2005
$397 Million



51%
22%
19%
6%
2%



63%
18%
10%
8%
1%

Real Estate | Commercial & Industrial | Construction | Consumer | Commercial RE

MARKETS


BOURASSA


SADDLEBACK
CELLARS




TRUCHARD

North Bay BANCORP

Areas We Serve

10 Branches

2 Off-site ATM's


Santa Rosa
101
Vacaville
Napa
Fairfield
5
99
12
37
80
Lodi
San Pablo Bay
Pittsburg
Concord
Stockton
Richmond
Oakland
120
108
205
San Francisco Bay
580
Daly City
Pleasanton
Modesto
San Mateo
92
Union City
84
Fremont
Pacific Ocean
Redwood City
Palo Alto
Milpitas
Santa Clara
San Jose
17

Competitive Position

Napa County

- Well established business relationships
- Large market share/high visibility
- Outstanding reputation/loyal customers

Solano County

- The "new" player
- Business focus (very strong credit union competition)
- Established sales culture propelling growth
- Visible directors in communities served

Napa County Deposit Market Share


WABC
14%
CITI
6%
BAC
20%
WFC
18%
NBAN
18%
BNP Paribas
5%
WAMU
8%
Other
11%

SOLANO COUNTY DEPOSIT MARKET SHARE



WFC
16%
BNP
Paribas
10%
WAMU
10%
USB
9%
WABC
9%
FNRN
7%
NBAN
3%
Other
9%
BAC
27%

North Bay BANCORP

CORE DEPOSIT BASE



TOTAL DEPOSITS

December 31, 1998
$162 Million


17%
24%
25%
34%

June 30, 2005
$510 Million


26%
28%
30%
16%

NOW/Saving | CD's | Money Market | Demand

Risk Profile



Balance Sheet

- Investment Portfolio
  - Agencies, Municipals and Mortgage-Backed
  - No Derivatives, Structured Notes, Preferred Stock, etc.
- Loan Portfolio – Clean
- No Intangible Assets
- Stable Deposit Base
- Very Modest Use of FHLB or Other Borrowings

Earnings

- Interest Rate Risk Near Zero
  - Slightly Asset Sensitive in Short Run
  - Slightly Liability Sensitive in Longer Run
- No dependency on cyclical revenues
- Low cost deposit base mitigates impact of a flat yield curve

North Bay BANCORP

ACTIONS & PLANS



Actions Taken

- Changed focus from Growth to Profitable Growth
- Merged Charters
- Strategically Approached SOX 404 Compliance
- Separated Sales from Loan Underwriting
- Strengthened CFO Function

Plans

- Migrate to a Single Franchise
- Further Streamline Organizational Structure
- Strengthen Management in Key Areas
- Grow & Return 15/15

North Bay BANCORP

SUMMARY & CONCLUSION

- NBAN is an Outstanding Franchise
  - Stable
  - Exceptional Markets
  - Low Risk
- Positive Outlook
  - Solid Growth
  - Increasing Earnings Trend

North Bay BANCORP

Visit Your Investment and Stay!

